Federated Hermes Enhanced Income ETF
Portfolio of Investments
January 31, 2026 (unaudited)
Principal Amount, Shares or Contracts		Value
	COMMON STOCKS—95.6%
	Consumer Discretionary—1.8%
1,813	Best Buy Co., Inc.	$ 118,026
906	Genuine Parts Co.	125,925
	TOTAL	243,951
	Consumer Staples—14.1%
3,233	Altria Group, Inc.	200,414
6,330	British American Tobacco PLC, ADR	384,104
1,587	Kimberly-Clark Corp.	158,684
2,285	McCormick & Co., Inc.	141,281
2,966	Mondelez International, Inc.	173,422
2,284	PepsiCo, Inc.	350,891
2,054	Philip Morris International, Inc.	368,570
1,891	The Coca-Cola Co.	141,466
	TOTAL	1,918,832
	Energy—16.5%
2,639	Chevron Corp.	466,839
8,674	Enbridge, Inc.	423,638
3,306	Exxon Mobil Corp.	467,468
5,804	TC Energy Corp.	340,521
7,390	TotalEnergies SE	535,036
	TOTAL	2,233,502
	Financials—17.6%
3,409	Allianz SE, ADR	150,201
1,718	Bank of Montreal	233,906
1,175	CME Group, Inc.	339,645
10,581	Huntington Bancshares, Inc.	184,956
2,351	PNC Financial Services Group, Inc.	524,978
8,869	Truist Financial Corp.	456,044
8,976	U.S. Bancorp	503,643
	TOTAL	2,393,373
	Health Care—13.2%
1,270	AbbVie, Inc.	283,222
1,048	Amgen, Inc.	358,290
460	Johnson & Johnson	104,535
2,324	Merck & Co., Inc.	256,268
15,167	Pfizer, Inc.	401,016
8,159	Sanofi, ADR	383,799
	TOTAL	1,787,130
	Industrials—2.1%
2,795	Paychex, Inc.	288,248
	Information Technology—1.7%
1,050	Texas Instruments, Inc.	226,328
	Materials—2.5%
7,531	Amcor PLC	333,247
	Real Estate—8.9%
1,628	American Tower Corp.	291,868

Principal Amount, Shares or Contracts			Value
		COMMON STOCKS—continued
		Real Estate—continued
17,426		Kimco Realty Corp.	$ 367,340
4,018		NNN REIT, Inc.	167,430
2,872		ProLogis, Inc.	374,968
		TOTAL	1,201,606
		Utilities—17.2%
1,597		American Electric Power Co., Inc.	191,281
1,999		Duke Energy Corp.	242,579
3,697		Evergy, Inc.	283,671
7,233		FirstEnergy, Corp.	342,410
5,775		National Grid-SP PLC, ADR	492,434
5,749		PPL Corp.	208,401
1,443		Southern Co.	128,874
2,833		WEC Energy Group, Inc.	313,528
1,739		Xcel Energy, Inc.	132,269
		TOTAL	2,335,447
		TOTAL COMMON STOCKS (IDENTIFIED COST $12,265,480)	12,961,664
		U.S. TREASURY—3.0%
$150,000	[1]	United States Treasury Bill, 3.519%, 4/14/2026	148,943
80,000	[1]	United States Treasury Bill, 3.614%, 3/17/2026	79,653
180,000	[1]	United States Treasury Bill, 3.739%, 2/17/2026	179,729
		TOTAL U.S. TREASURY (IDENTIFIED COST $408,296)	408,325
		PURCHASED CALL OPTIONS—0.0%
25		SPDR S&P 500 ETF Trust (CALL-Option), Notional Amount $1,729,102, Exercise Price $740, Expiration Date 3/20/26	1,775
170		SPDR S&P 500 ETF Trust (CALL-Option), Notional Amount $11,757,890, Exercise Price $730, Expiration Date 2/20/26	1,445
		TOTAL PURCHASED CALL OPTIONS (IDENTIFIED COST $18,345)	3,220
		INVESTMENT COMPANY—1.9%
248,307		Federated Hermes Government Obligations Fund, Premier Shares, 3.59%[2] (IDENTIFIED COST $248,307)	248,307
		TOTAL INVESTMENT IN SECURITIES—100.5% (IDENTIFIED COST $12,940,428)	13,621,516
		OTHER ASSETS AND LIABILITIES - NET—(0.5%)[3]	(62,406)
		NET ASSETS—100%	$13,559,110
At January 31, 2026, the Fund had the following outstanding futures contracts:
Description	Number of Contracts	Notional Value	Expiration Date	Value and Unrealized Appreciation
Long Futures:
S&P 500 E-Mini Index Long Futures	18	$626,918	March 2026	$8,334
At January 31, 2026, the Fund had the following outstanding written option contracts:
Counterparty	Description	Number of Contracts	Notional Amount	Expiration Date	Exercise Price	Value
Call Options:
JP Morgan	SPDR S&P 500 ETF Trust	25	$1,729,102	3/20/2026	$720.000	$(8,550)
JP Morgan	SPDR S&P 500 ETF Trust	170	$11,757,890	2/20/2026	$710.000	$(29,155)
(PREMIUMS RECEIVED $82,283)						$(37,705)

Transactions with affiliated investment companies, which are funds managed by the Adviser or an affiliate of the Adviser, during the period ended January 31, 2026, were as follows:
Federated Hermes Government Obligations Fund, Premier Shares
Value as of 10/31/2025	$127,112
Purchases at Cost	$619,796
Proceeds from Sales	$(498,601)
Change in Unrealized Appreciation/Depreciation	$—
Net Realized Gain/(Loss)	$—
Value as of 1/31/2026	$248,307
Shares Held as of 1/31/2026	248,307
Dividend Income	$1,364

1	Discount rate at time of purchase.
2	7-day net yield.
3	Assets, other than investments in securities, less liabilities.
Note: The categories of investments are shown as a percentage of net assets at January 31, 2026.
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■ Equity securities or ETFs listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■ Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and ask quotations.
■ Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by Federated Equity Management Company of Pennsylvania (the “Adviser”).
■ Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs, or NAV per share practical expedient, as applicable.
■ For securities that are fair valued in accordance with procedures established by and under the general supervision of the Adviser, certain factors may be considered, such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer’s financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Adviser’s valuation policies and procedures for the Fund, or if information furnished by a pricing service, in the opinion of the Adviser’s valuation committee (“Valuation Committee”) is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share, and the actual value obtained could be materially different. The trading prices of the Fund’s shares listed on its exchange may differ from the Fund’s NAV and will normally be affected by market forces, such as supply and demand, economic conditions, the market value of the Fund’s disclosed portfolio holdings and other factors. As a result, trading prices may be lower, higher or the same as the Fund’s NAV; and investors may pay more than NAV when buying shares and receive less than NAV when selling shares through the exchange.
Fair Valuation and Significant Events Procedures
Pursuant to Rule 2a-5 under the Act of 1940, the Fund’s Board of Trustees (the “Trustees”) has designated the Adviser as the Fund’s valuation designee to perform any fair value determinations for securities and other assets held by the Fund. The Adviser is subject to the Trustees’ oversight and certain reporting and other requirements intended to provide the Trustees the information needed to oversee the Adviser’s fair value determinations.
The Adviser, acting through its Valuation Committee, is responsible for determining the fair value of investments for which market quotations are not readily available. The Valuation Committee is comprised of officers of the Adviser and certain of the Adviser’s affiliated companies and determines fair value and oversees the calculation of the NAV. The Valuation Committee is also authorized to use pricing services to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services’ policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation

Committee determines the fair value of the investment in accordance with procedures adopted by the Adviser. The Trustees periodically review the fair valuations made by the Valuation Committee. The Trustees have also approved the Adviser’s fair valuation and significant events procedures as part of the Fund’s compliance program and will review any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and ask for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Adviser.
The Adviser has also adopted procedures requiring an investment to be priced at its fair value whenever the Valuation Committee determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■ With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
■ Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
■ Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.
The Adviser has adopted procedures whereby the Valuation Committee uses a pricing service to provide factors to update the fair value of equity securities traded principally in foreign markets from the time of the close of their respective foreign stock exchanges to the pricing time of the Fund. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Valuation Committee will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Adviser. The Trustees periodically review fair valuations made in response to significant events.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used, as of January 31, 2026, in valuing the Fund’s assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Equity Securities:
Common Stocks
Domestic	$9,684,778	$—	$—	$9,684,778
International	3,276,886	—	—	3,276,886
U.S. Treasury	—	408,325	—	408,325
Purchased Call Options	3,220	—	—	3,220
Investment Company	248,307	—	—	248,307
TOTAL SECURITIES	$13,213,191	$408,325	$—	$13,621,516
Other Financial Instruments:
Assets
Futures Contracts	$8,334	$—	$—	$8,334
Liabilities
Written Call Options	(37,705)	—	—	(37,705)
TOTAL OTHER FINANCIAL INSTRUMENTS	$(29,371)	$—	$—	$(29,371)

The following acronym(s) are used throughout this portfolio:
ADR	—American Depositary Receipt
ETF	—Exchange-Traded Fund
REIT	—Real Estate Investment Trust
SPDR	—Standard & Poor’s Depositary Receipt